                                  EXHIBIT 6(b)

                                                       Dated: September 15, 1998

                               FORM OF SCHEDULE A
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
                              AMSOUTH MUTUAL FUNDS
                                       AND
                     BISYS FUND SERVICES LIMITED PARTNERSHIP
                               DATED JULY 16, 1997

     NAME OF FUND
-----------------------
AmSouth Prime Obligations Fund
AmSouth U.S. Treasury Fund
AmSouth Tax Exempt Fund
AmSouth Equity Fund
AmSouth Regional Equity Fund
AmSouth Bond Fund
AmSouth Limited Maturity Fund
AmSouth Municipal Bond Fund
AmSouth Balanced Fund
AmSouth Government Income Fund
AmSouth Florida Tax-Free Fund
AmSouth Capital Growth Fund
AmSouth Small Cap Fund
AmSouth Equity Income Fund
AmSouth Institutional Prime Obligations Fund
AmSouth Institutional U.S. Treasury Fund
AmSouth Enhanced Market Fund
AmSouth Select Equity Fund

                                       AMSOUTH MUTUAL FUNDS

                                       By:___________________________

                                       Name: ________________________

                                       Title: _______________________


                                       BISYS FUND SERVICES
                                       LIMITED PARTNERSHIP

                                       By:  BISYS Fund Services, Inc.
                                                General Partner

                                       By:___________________________

                                       Name: ________________________

                                       Title:  ______________________

                                                       Dated: September 15, 1998

                               FORM OF SCHEDULE B
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
                              AMSOUTH MUTUAL FUNDS
                                       AND
                     BISYS FUND SERVICES LIMITED PARTNERSHIP
                               DATED JULY 16, 1997

Servicing Plan Funds
--------------------

Classic Shares of the AmSouth Prime Obligations Fund
Classic Shares of the AmSouth U.S. Treasury Fund
Classic Shares of the AmSouth Tax Exempt Fund
Classic Shares of the AmSouth Equity Fund
Classic Shares of the AmSouth Regional Equity Fund
Classic Shares of the AmSouth Bond Fund
Classic Shares of the AmSouth Limited Maturity Fund
Classic Shares of the AmSouth Municipal Bond Fund
Classic Shares of the AmSouth Balanced Fund
Classic Shares of the AmSouth Government Income Fund
Classic Shares of the AmSouth Florida Tax-Free Fund
Classic Shares of the AmSouth Capital Growth Fund
Classic Shares of the AmSouth Small Cap Fund
Classic Shares of the AmSouth Equity Income Fund
Classic Shares of the AmSouth Enhanced Market Fund
Classic Shares of the AmSouth Select Equity Fund

Distribution Plan Funds
-----------------------

Class B Shares of the AmSouth Prime Obligations Fund
Class B Shares of the AmSouth Equity Fund
Class B Shares of the AmSouth Regional Equity Fund
Class B Shares of the AmSouth Bond Fund
Class B Shares of the AmSouth Limited Maturity Fund
Class B Shares of the AmSouth Municipal Bond Fund
Class B Shares of the AmSouth Balanced Fund
Class B Shares of the AmSouth Government Income Fund
Class B Shares of the AmSouth Florida Tax-Free Fund
Class B Shares of the AmSouth Capital Growth Fund
Class B Shares of the AmSouth Small Cap Fund
Class B Shares of the AmSouth Equity Income Fund
Class B Shares of the AmSouth Enhanced Market Fund
Class B Shares of the AmSouth Select Equity Fund
Class II Shares of the AmSouth Institutional Prime Obligations Fund Class III Shares of the AmSouth Institutional Prime Obligations Fund Class II Shares of the AmSouth Institutional U.S. Treasury Fund Class III Shares of the AmSouth Institutional U.S. Treasury Fund

                                       AMSOUTH MUTUAL FUNDS

                                       By:___________________________

                                       Name: ________________________

                                       Title: _______________________


                                       BISYS FUND SERVICES
                                       LIMITED PARTNERSHIP

                                       By:  BISYS Fund Services, Inc.
                                              General Partner

                                       By:___________________________

                                       Name: ________________________

                                       Title: _______________________

                                                       Dated: September 15, 1998

                               FORM OF SCHEDULE C
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
                              AMSOUTH MUTUAL FUNDS
                                       AND
                     BISYS FUND SERVICES LIMITED PARTNERSHIP
                               DATED JULY 16, 1997


Classic Shares of the AmSouth Equity Fund
Classic Shares of the AmSouth Regional Equity Fund
Classic Shares of the AmSouth Bond Fund
Classic Shares of the AmSouth Limited Maturity Fund
Classic Shares of the AmSouth Municipal Bond Fund
Classic Shares of the AmSouth Balanced Fund
Classic Shares of the AmSouth Government Income Fund
Classic Shares of the AmSouth Florida Tax-Free Fund
Classic Shares of the AmSouth Capital Growth Fund
Classic Shares of the AmSouth Small Cap Fund
Classic Shares of the AmSouth Equity Income Fund
Classic Shares of the AmSouth Select Equity Fund
Classic Shares of the AmSouth Enhanced Market Fund



                                            AMSOUTH MUTUAL FUNDS

                                            By:___________________________

                                            Name: ________________________

                                            Title: _______________________


                                            BISYS FUND SERVICES
                                            LIMITED PARTNERSHIP

                                            By:  BISYS Fund Services, Inc.
                                              General Partner

                                            By:___________________________

                                            Name: ________________________

                                            Title: _______________________

                                                       Dated: September 15, 1998

                               FORM OF SCHEDULE D
                          TO THE DISTRIBUTION AGREEMENT
                                     BETWEEN
                              AMSOUTH MUTUAL FUNDS
                                       AND
                     BISYS FUND SERVICES LIMITED PARTNERSHIP
                               DATED JULY 16, 1997


Class B Shares of the AmSouth
  Prime Obligations Fund

Class B Shares of the AmSouth
  Equity Fund

Class B Shares of the AmSouth
  Regional Equity Fund

Class B Shares of the AmSouth
  Bond Fund

Class B Shares of the AmSouth
  Limited Maturity Fund

Class B Shares of the AmSouth
  Municipal Bond Fund

Class B Shares of the AmSouth
  Balanced Fund

Class B Shares of the AmSouth
  Government Income Fund

Class B Shares of the AmSouth
  Florida Tax-Free Fund

Class B Shares of the AmSouth
  Capital Growth Fund

Class B Shares of the AmSouth
  Small Cap Fund

Class B Shares of the AmSouth
  Equity Income Fund

Class B Shares of the AmSouth
  Enhanced Market Fund

Class B Shares of the AmSouth
  Select Equity Fund

Class II Shares of the AmSouth
  Institutional Prime Obligations Fund

Class III Shares of the AmSouth
  Institutional Prime Obligations Fund

Class II Shares of the AmSouth
  Institutional U.S. Treasury Fund

Class III Shares of the AmSouth
  Institutional U.S. Treasury Fund


                                            AMSOUTH MUTUAL FUNDS

                                            By:___________________________

                                            Name: ________________________

                                            Title: _______________________


                                            BISYS FUND SERVICES
                                            LIMITED PARTNERSHIP

                                            By:  BISYS Fund Services, Inc.
                                                     General Partner

                                            By:___________________________

                                            Name: ________________________

                                            Title: _______________________





                                       D-3